                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2001 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-8                                  WEIGHTED AVERAGE PC RATE:    6.76856%
POOL NUMBER:  Group 1 = 1750, 1751, 1752
____________________________________________________________________________________________

ISSUE DATE:  07/31/2001
CERTIFICATE BALANCE AT ISSUE:    $970,646,141.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2178                         $891,876,171.74
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $3,046,770.32
Unscheduled Principal Collection/Reversals                           $356,365.27
Liquidations-in-full                                     111      $42,484,246.96
Net principal Distributed                                         $45,887,382.55    ($45,887,382.55)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2067                         $845,988,789.19

SCHEDULED INTEREST AT MORTGAGE RATE:                               $5,449,428.33

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $414,994.85

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $50,921,816.03

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2001 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-8                                  WEIGHTED AVERAGE PC RATE:    6.76856%
POOL NUMBER:  Group 1 = 1750, 1751, 1752
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $45,887,382.55     $5,034,433.48             $0.00     $5,034,433.48             $0.00    $50,921,816.03

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00
Bankruptcy Bond
   Single-Units           $263,721.00             $0.00             $0.00             $0.00       $263,721.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   70     $27,774,639.97         2        $763,666.09         1        $486,884.08

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $486,884.08         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 12/25/2001 are as follows:

                Class       Class Principal Balance
                CB1               $16,847,985.71
                CB2                $4,813,711.18
                CB3                $3,850,967.17
                CB4                $2,406,855.11
                CB5                $1,444,114.05
                CB6                $1,925,485.07
                              __________________
                Total             $31,289,118.30
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2001):

SERIES:  2001-8                 POOL NUMBER:  Group 1 = 1750, 1751, 1752

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $845,988,789.19**       $28,538,306.06***       $27,774,639.97***
Number:                         2241                     72                      70
% of Pool:                    100.00%                  3.37%                   3.28%
(Dollars)
% of Pool:                    100.00%                  3.21%                   3.12%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $763,666.09***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.09%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.09%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2001 scheduled payments and November 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2001.

Trading Factor, calculated as of distribution date : 0.87157281.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2001, and unscheduled prepayments in months prior to December ) can be calculated.